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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2006

                             ARMOR ENTERPRISES INC.
               (Exact name of registrant as specified in charter)

              FLORIDA                   000-32249                65-0853784
  (State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)

   201 LOMAS SANTA FE, SUITE #420, SOLANA BEACH, CA               92075
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (858) 720-0123


         (Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3.        SECURITIES AND TRADING MARKETS

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

On December 4, 2006 the Company completed a private place for an aggregate of 2,500,000 units at a price of $0.10 per unit. Each unit consists of one common share and one warrant to purchase a common share at $0.15 with an expiry date of November 30, 2008.

The shares were issued pursuant to Section 4(2) and/or Regulation S of the Securities Act and bear a Rule 144 legend to that effect.

As a result of the equity sale, the conversion price of the Company's existing Convertible Debentures were reduced from $0.12 per share to $0.10 per share.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARMOR ELECTRIC INC.


Date:  December 8, 2005                     /s/ Merrill Moses
                                            ------------------------------------
                                            Merrill Moses, President